                       AMENDMENT TO THE EFC BANCORP, INC.
                              EMPLOYMENT AGREEMENT
                            WITH BARRETT J. O'CONNOR

         WHEREAS,   Barrett  J.  O'Connor  (the  "Executive")  entered  into  an employment agreement with EFC Bancorp, Inc. (the "Company") effective April 3, 1998 (the "Agreement"); and

         WHEREAS, the Company and the Executive desire to amend the Agreement to clarify the methodology used to determine the benefits the Executive would receive under the Agreement in the event of a change in control of the Company; and

         WHEREAS, Section 14 of the Agreement provides that the Agreement may be amended or modified by means of a written instrument signed by the parties.

         NOW, THEREFORE, the Company and the Executive hereby agree to amend the Agreement as follows:

         Effective February 15, 2005 Section 5(c)(ii) of the Agreement shall be deleted in its entirety and replaced with the following new Section 5(c)(ii):

         "(ii) three (3) times Executive's highest taxable year's annual compensation over the last three (3) calendar years."

         IN WITNESS WHEREOF, the Company has caused this Amendment to the Agreement to be executed by its duly authorized officer, and Executive has signed this Amendment, on the 15th day of February, 2005.




ATTEST:                                     EFC BANCORP, INC.

/s/ Ursula Wilson                           /s/ Peter A. Traeger
--------------------                        ------------------------------------
Ursula Wilson                               Peter A. Traeger
                                            For the Board of Directors




WITNESS:                                    EXECUTIVE


/s/ Eric Wedeen                             /s/ Barrett J. O'Connor
--------------------                        ------------------------------------
Eric Wedeen                                 Barrett J. O'Connor